EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-QSB of UC HUB GROUP, INC. for the quarter ending January 31, 2007, I, Larry Wilcox, Chief Executive Officer of UC HUB GROUP, INC., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-QSB for the quarter ending October 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending October 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of UC HUB GROUP, INC.

Dated:  March 19, 2007.

                                /s/  Larry Wilcox
                                -------------------------------------
                                Larry Wilcox, Chief Executive Officer
                                of UC HUB GROUP, INC.